EXHIBIT 99.2
Fourth Amendment to
Credit Agreement (364-Day)
     This Fourth Amendment to Credit Agreement (364-Day) (this “Amendment”) is dated as of October 28, 2005 by and among Alliance Data Systems Corporation (the “Borrower”), the Guarantor party hereto, the Banks party hereto, and Harris N.A., as Administrative Agent and Letter of Credit Issuer.
w i t n e s s e t h:
     Whereas, the Borrower, the Guarantor, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (364-Day) dated as of April 10, 2003 (as amended by the First Amendment thereto dated as of April 8, 2004, the Second Amendment thereto dated as of October 21, 2004 and the Third Amendment thereto dated as of April 7, 2005, the “Credit Agreement”); and
     Whereas, the Borrower, the Guarantor, the Banks and the Administrative Agent desire to amend the Credit Agreement to (i) increase the aggregate amount to which the Commitments may be increased pursuant to Section 2.16 of the Credit Agreement, (ii) increase the Total Commitments of the Banks by $25,000,000 by adding The Bank of New York as a party to the Credit Agreement with a Commitment of $10,000,000 and Bank of America, N.A. with a Commitment of $15,000,000 and (iii) make certain other amendments to the Credit Agreement as set forth herein;
     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantor, the Banks and the Administrative Agent hereby agree as follows:
     1. Section 2.16 of the Credit Agreement is hereby amended by (i) deleting the amount “$500,000,000” appearing in the eleventh line thereof and inserting in its place the amount “$550,000,000” and (ii) deleting from the first sentence thereof the following: “provided further that prior to approaching an additional Bank, the Borrower shall have offered to the existing Banks the opportunity to increase their respective Commitments.”
     2. Section 6.17 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:
     Section 6.17. Restricted Payments; Required Dividends. (a) Other than payments made in accordance with the terms of subsection (b) below, neither the Borrower nor any of its Subsidiaries will declare or make any Restricted Payment unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made does not exceed (i) $150,000,000 in any calendar year or (ii) the sum of (A) $75,000,000 plus (B) 25% of the amount by which the Consolidated Operating EBITDA of the

Borrower exceeds zero (or minus 100% of the amount by which the Consolidated Operating EBITDA of the Borrower is less than zero) for the period from April 1, 2003 through the end of the Borrower’s then most recent fiscal quarter (treated for this purpose as a single accounting period).
     (b) The Borrower shall cause each Domestic Subsidiary (to the extent permitted under any applicable law, rule or regulation, judgment, injunction, order or decree of any governmental authority) to take all such necessary corporate actions to declare cash dividends, payable to the shareholder of such Subsidiary, in an aggregate amount, if any, equal to all amounts that are then due and owing and remain outstanding after the date of payment therefor pursuant to the terms of this Agreement.
Notwithstanding the foregoing, if a Default or Event of Default exists, neither the Borrower nor any of its Subsidiaries shall make any Restricted Payments to any Person other than to the Borrower or any other Credit Party.
     3.1. The Borrower has requested that from and after the Effective Time (as hereinafter defined) the Total Commitments of the Banks be increased by $25,000,000, with such increase being allocated to The Bank of New York and Bank of America, N.A. (each, a “New Bank”) in the respective amounts set forth on Schedule I to this Amendment. Accordingly, the Commitments of the Banks set forth on Schedule I to the Credit Agreement are hereby amended in their entirety and as so amended shall be as set forth on Schedule I to this Amendment. If any Loans are outstanding under the Credit Agreement as of the Effective Time, the Borrower irrevocably authorizes and directs the Banks to make (nonratably if necessary, but otherwise subject to the terms and conditions of the Credit Agreement as amended hereby) a Base Rate Loan in an amount sufficient to (and the Borrower hereby irrevocably authorizes and directs the Banks to apply such Loan to), pay and discharge the Loans of the Banks (nonratably if necessary) such that the percentage of each Bank’s Commitment in use immediately after giving effect to such application is equal.
     3.2. The term “Banks” as defined in Section 1.1 of the Credit Agreement shall mean and include the Banks currently party to the Credit Agreement and, from and after the Effective Time, the New Banks, each with a Commitment as set forth on Schedule I to this Amendment. Each New Bank agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto. From and after the Effective Time, each New Bank shall have all the rights of a Bank under the Credit Agreement as if it were an original signatory thereto, including all rights with respect to all fees accrued on and after the Effective Time.

     4. This Amendment shall become effective as of the opening of business on October 28, 2005 (the “Effective Time”) subject to the conditions precedent that on or before such date:
     (a) the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantor and the Required Banks;
     (b) the Administrative Agent shall have received certified copies of resolutions of the boards of directors of the Borrower and the Guarantor authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers;
     (c) an opinion of counsel to the Borrower and Guarantor in form reasonably acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Banks may reasonably request; and
     (d) the Borrower shall have paid (i) to each Bank which has executed this Amendment on or prior to October 28, 2005 an amendment fee equal to 0.05% of each such Bank’s Commitment and (ii) to the Administrative Agent such other fees as agreed between the Borrower and Administrative Agent.
     5.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and the absence of which would adversely affect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.
     5.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     5.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.
     5.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.
[Signature Pages to follow]

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Alliance Data Systems Corporation, as
Borrower

By	/s/ Robert P. Armiak

Name Robert P. Armiak
Title SVP and Treasurer

ADS Alliance Data Systems, Inc., as a
Guarantor

By	/s/ Robert P. Armiak

Name Robert P. Armiak
Title SVP and Treasurer

S-1	[Fourth Amendment 364-Day]

Harris N.A. (successor by merger with Harris
Trust and Savings Bank), individually, as
Letter of Credit Issuer and as Administrative
Agent

By	/s/ Mark W. Piekos

	Name	Mark W. Piekos

	Title	Director

[Fourth Amendment 364-Day]

SunTrust Bank

By	/s/ Brian K. Peters

	Name	Brian K. Peters

	Title	Managing Director

[Fourth Amendment 364-Day]

Wachovia Bank, N.A.

By	/s/ Karin E. Samuel

	Name	Karin E. Samuel

	Title	Vice President

[Fourth Amendment 364-Day]

JPMorgan Chase Bank, N.A.

By	/s/ Brian McDougal

	Name	Brian McDougal

	Title	Vice President

[Fourth Amendment 364-Day]

Huntington National Bank

By	/s/ Steven P. Clemens

	Name	Steven P. Clemens

	Title	Vice President

[Fourth Amendment 364-Day]

Credit Suisse, Cayman Islands Branch (f/k/a
Credit Suisse First Boston, acting through its
Cayman Islands Branch)

By	/s/ Alain Daoust

	Name	Alain Daoust

	Title	Director

By	James Neira

	Name	James Neira

	Title	Associate

[Fourth Amendment 364-Day]

US Bank National Association

By	/s/ Kevin S. McFadden

	Name	Kevin S. McFadden

	Title	Vice President

[Fourth Amendment 364-Day]

Union Bank of California, N.A.

By	Christine Davis

	Name	Christine Davis

	Title	Vice President

[Fourth Amendment 364-Day]

Fifth Third Bank (Central Ohio)

By	/s/ Chkistopher D. Jones

	Name	Chkistopher D. Jones

	Title	Vice President

[Fourth Amendment 364-Day]

Barclays Bank PLC

By	/s/ Alison McGulgan

	Name	Alison McGulgan

	Title	Associate Director

[Fourth Amendment 364-Day]

The Bank of New York

By	/s/ Kennedh R. McDonnell

	Name	Kennedh R. McDonnell

	Title	Vice President

[Fourth Amendment 364-Day]

Bank of America, N.A.

By	/s/ Steven A. Mackenzie

	Name	Steven A. Mackenzie

	Title	Senior Vice President

[Fourth Amendment 364-Day]

Bank Hapoalim

By	/s/ James P. Surless

	Name	James P. Surless

	Title	Vice President

By	/s/ Charles McLaughlin

	Name	Charles McLaughlin

	Title	Senior Vice President

[Fourth Amendment 364-Day]

S-14